FEBRUARY 27, 2026
SUPPLEMENT TO
HARTFORD CAPITAL APPRECIATION HLS FUND SUMMARY PROSPECTUS
DATED APRIL 30, 2025
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
(1) Effective immediately, under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the principal investment strategy is deleted in its entirety and replaced with the following:
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its net assets in common stocks. The Fund may invest in securities of any market capitalization, but tends to focus on medium and large companies. The Fund’s portfolio managers select stocks from an investment universe populated by multiple fundamental equity investment teams at the sub-adviser, Wellington Management Company LLP (“Wellington Management”), with different investment approaches and styles. Each fundamental equity team has a distinct investment philosophy and analytical process to identify securities. The Fund’s investment universe represents a wide range of investment philosophies, companies, industries and market capitalizations. The Fund’s portfolio managers choose a subset of companies from the investable universe for inclusion in the portfolio to seek to create a portfolio of high conviction stocks based on the views of the fundamental equity investment teams. The Fund’s portfolio managers also may invest a portion of the Fund’s assets in securities that it believes may complement the Fund’s total risk profile. The Fund’s portfolio managers do not allocate a set percentage to any investment style or security but instead seek a flexible and diversified Fund profile. The Fund’s portfolio managers also use quantitative portfolio construction tools as part of their process. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market. The Fund may trade portfolio securities actively.
(2) Effective immediately, under the heading “Principal Risks” in the above referenced Summary Prospectus, each of “Asset Allocation Risk,” “Foreign Investments Risk,” “Emerging Markets Risk” and “Currency Risk” is deleted in its entirety.
(3) Effective March 31, 2026, the S&P 500 Index, the Fund’s current secondary performance index, will replace the Russell 3000 Index as its primary performance index and regulatory index. Effective as of the same date, the Russell 3000 Index will serve as a secondary performance index. Accordingly, effective immediately, under the heading “Past Performance –   Average Annual Total Returns” in the above referenced Summary Prospectus, the following disclosure is added to the end of the section:
Effective March 31, 2026, the S&P 500 Index, the Fund’s current secondary performance index, will replace the Russell 3000 Index as its primary performance index and regulatory index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. Effective as of the same date, the Russell 3000 Index will serve as a secondary performance index.
(4) Effective immediately, under the heading “Management” in the above referenced Summary Prospectus, the third and fourth sentences in the first paragraph are deleted in their entirety.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7768
February 2026